Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,681,747.24
Previously Paid Amount	0.00
Total Fee Amount	1,613.25
Total Offset Amount	0.00
Net Fee	$ 1,613.25